UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2003

U.S. CONCRETE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26025	76-0588680
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2925 Briarpark, Suite 500
Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 499-6200

Item 7.    Financial Statements and Exhibits.

(c)      Exhibits.

99.1    Press release dated August 12, 2003.

Item 12.    Results of Operations and Financial Condition.

On August 12, 2003, U.S. Concrete, Inc. issued a press release announcing financial results for the second quarter of 2003. A copy of the press release is attached as Exhibit 99.1, and the information contained in Exhibit 99.1 is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: August 12, 2003	By:	/s/ Michael W. Harlan
Michael W. Harlan Executive Vice President, Chief Operating Officer and Chief Financial Officer

INDEX TO EXHIBITS

Number	Exhibit

99.1	Press release dated August 12, 2003